ARMOUR RESIDENTIAL REIT, Inc. Company Update 9/13/19 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term.  Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the company believes to be reliable as of today's date unless otherwise indicated, but cannot be represented that such statements, information or estimates are complete or accurate. • Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Overview 3 ARMOUR invests in and manages a leveraged portfolio of mortgage-related assets and U.S. government securities. 1 Capitalization • Total capitalization of $1,396.0 million composed of: ◦ Estimated book value of common stock of $1,219.8 million. ◦ Preferred stock par value of $176.2 million. 2 Dividend Policy • ARMOUR pays dividends monthly. • Since inception, ARR has paid out $1.5 billion in dividends.(1) 3 Shareholder Alignment • Returned $388 million through share repurchases and return of capital since May 2013, including $15.2 million in 2019. • Senior management has made open market purchases of $4.4 million of stock since 2016, including $1.8 million in 2019. 4 Transparency and Governance • Updated portfolio and liability details can be found at www.armourreit.com. • Agency premium amortization is expensed monthly as it occurs.(2) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. 5 ARMOUR REIT Manager • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. (1) Includes both common and preferred stock dividends through August 2019. (2) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology. Information as of 8/31/19

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ARMOUR Key Metrics

Market Date	5/31/19	6/30/19	7/31/19	8/31/19
Common Stock Price	$17.40	$18.64	$17.87	$16.42
Estimated Book Value	$20.55	$20.50	$20.84	$20.68
Common Shares Outstanding	59,712,877	59,192,390	59,142,390	58,983,750
Preferred A Shares Outstanding[1]	2,180,572	2,180,572	—	—
Preferred B Shares Outstanding	6,369,269	6,505,479	6,754,843	7,047,950
Portfolio Size (millions)	$15,482	$14,412	$13,584	$13,807
Interest Rate Swap Notional (millions)	$9,375	$7,625	$7,525	$6,675
Repurchase Agreements (millions)	$13,274	$13,297	$12,713	$12,488
Net Long TBA Positions (millions)	$308	—	—	286
Debt-to-Equity[1]	9.2x	9.3x	9.1x	9.0x
Leverage including TBAs[1]	9.4x	9.3x	9.1x	9.1x
Rates DV01	$57,000	$432,000	$608,000	$166,000
Spread DV01	$6,850,000	$6,494,000	$6,218,000	$5,755,000
Net Balance Sheet Duration	0.04	0.30	0.45	0.12
Liquidity [2] (millions)	$603	$596	$610	$557
FNCL 4.0 Price	$103.25	$103.36	$103.48	$103.83
FNCI 4.0 Price	$103.34	$103.84	$103.73	$104.19
10 Year Treasury Yield	2.13%	2.01%	2.02%	1.50%
5 Year OIS Swap Rate	1.69%	1.54%	1.55%	1.05%
10 Year OIS Swap Rate	1.85%	1.73%	1.69%	1.12%

1. The Preferred A shares were redeemed at $25.00 per share on July 26th, 2019. Please note that equity through 06/30/19 is inclusive of Preferred A shares.
2. Liquidity positions include cash and unlevered securities.

ARMOUR Net Interest Margin 5 NIM Analysis 4 3 Asset Yield Cost of Funds NIM Q1 2017 2.93 1.32 1.61 Q2 2017 3.11 1.39 1.72 2 Q3 2017 3.06 1.42 1.64 Q4 2017 3.02 1.47 1.55 Q1 2018 3.05 1.53 1.52 1 Q2 2018 3.13 1.57 1.56 Q3 2018 3.46 1.82 1.64 Q4 2018 3.59 1.92 1.67 Q1 2019 3.65 2.03 1.62 0 2 2 2 2 2 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 1 1 1 Q2 2019 3.70 2.30 1.40 0 1 2 3 4 5 6 7 8 9 Asset Yield Cost of Funds Net Interest Margin

ARMOUR Portfolio & Hedge Positioning

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Securities	% of Portfolio	Current Value (millions)	Weighted Average Book Price	Weighted Average Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration
Agency ARMs & Hybrids	0.3%	$42.0	104.7%	103.5%	4.03/4.63	1.03
Agency Multifamily Ballooning in 120 Months or Less	21.2%	$2,928.1	101.9%	109.8%	3.44/4.51	6.52
Agency Fixed Rates Maturing Between 0 and 180 Months	8.6%	$1,187.2	102.7%	106.4%	4.00/4.60	2.67
Agency Fixed Rates Maturing Between 181 and 240 Months	0.0%	$3.1	107.9%	107.3%	4.25/5.20	3.00
Agency Fixed Rates Maturing Between 241 and 360 Months	62.1%	$8,580.0	102.6%	105.1%	4.02/4.62	0.16
Agency Portfolio	**92.3%**	**$12,740.4**	**102.5%**	**106.3%**	**3.89/4.60**	**1.86**
Agency 30Y TBA Long Positions	7.3%	$1,012.9	101.1%	101.3%	2.75/ N/A	2.14
TBA Long Portfolio	**7.3%**	**$1,012.9**	**101.1%**	**101.3%**	**2.75/ N/A**	**2.14**
Agency 30Y TBA Short Positions	(5.3)%	$(727.0)	103.7%	103.9%	4.00/ N/A	(0.35)
TBA Short Portfolio	**(5.3)%**	**$(727.0)**	**103.7%**	**103.9%**	**4.00/ N/A**	**(0.35)**
Legacy Non-Agency Assets	0.5%	$68.0	74.7%	83.3%	5.56/4.64	2.11
New Issue Prime Fixed Non-Agency	0.1%	$16.7	94.9%	101.0%	3.69/3.96	3.36
Credit Risk Transfer	5.0%	$696.3	99.2%	106.6%	6.54/4.05	-3.51
Credit Risk & Non-Agency Portfolio	**5.7%**	**$781.1**	**97.0%**	**103.9%**	**6.39/4.10**	**-2.87**
Total Portfolio	**100.0%**	**$13,807.3**	**102.0%**	**105.9%**	**3.94/4.50**	**1.73**

- Approximately 78% of our Agency portfolio benefits from favorable prepayment characteristics, including:
  - 23% have prepayment penalties (DUS).
  - 40% have loan balances less than or equal to 225k.
  - 15% have loan-to-value ratios greater than 95%, FICO scores of less than 700 or seasoning of greater than 24 months.

Interest Rate Swaps

Remaining Term (Months)	0-12	12-24	24-36	36-48	48-60	60-72	72-84	84-96	Total
Weighted Average Remaining Term (Months)	7	17	—	39	53	64	79	87	**41**
Notional Amount (millions)	$1,225	$1,000	—	$2,025	$1,200	$175	$50	$1,000	**$6,675**
Weighted Average Rate	1.36	2.06	—	1.77	1.79	2.07	1.95	1.93	**1.77**

Information as of 08/31/2019. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding.

ARMOUR Repo Composition

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	Repo Counter-Party	Principal Borrowed (millions)	Percentage of Repo Positions with ARMOUR	Weighted Average Original Term in Days	Weighted Average Remaining Term in Days	Longest Remaining Term in Days
1	BUCKLER Securities LLC [1]	$5,032.5	40.3%	23	16	46
2	J.P. Morgan Securities LLC	$576.4	4.6%	30	14	28
3	South Street Securities LLC	$575.1	4.6%	31	24	26
4	Mitsubishi UFJ Securities (USA), Inc.	$549.5	4.4%	30	17	19
5	Mirae Asset Securities (USA) Inc.	$503.2	4.0%	30	14	20
6	ING Financial Markets LLC	$498.7	4.0%	30	8	17
7	Wells Fargo Securities	$488.5	3.9%	18	12	41
8	ABN AMRO Bank N.V.	$484.5	3.9%	31	18	24
9	Cantor Fitzgerald & Co. Inc.	$463.1	3.7%	61	46	52
10	Citigroup Global Markets Inc.	$438.5	3.5%	31	15	28
11	RBC Capital Markets	$364.1	2.9%	31	13	13
12	Daiwa Securities America Inc.	$349.1	2.8%	31	15	17
13	The Bank of Nova Scotia	$347.1	2.8%	31	19	24
14	FHLB - Cincinnati	$340.4	2.7%	28	10	10
15	UBS Securities LLC	$281.2	2.3%	32	20	28
16	Credit Agricole Corporate and Investment	$277.0	2.2%	31	20	21
17	BNP Paribas Securities Corp.	$219.3	1.8%	31	19	31
18	E D & F Man Capital Markets Inc.	$209.6	1.7%	32	16	17
19	Bank of Montreal	$153.9	1.2%	31	13	17
20	Wells Fargo Bank, N.A.	$92.5	0.7%	30	16	21
21	Societe Generale	$88.3	0.7%	31	7	14
22	Royal Bank of Canada	$51.8	0.4%	29	18	31
23	Guggenheim Securities, LLC	$48.3	0.4%	32	17	17
24	MUF Securities EMEA	$47.0	0.4%	31	11	14
25	Merrill Lynch, Pierce, Fenner & Smith Inc.	$7.7	0.1%	32	17	17
	Total or Weighted Average Repo Positions	**$12,487.5**	**100.0%**	**28**	**17**	

Agency Repo Principal	**$11,884.5**
Non-Agency Repo Principal	**$603.0**
Weighted Average Repo Rate	**2.38%**
Weighted Average Haircut	**4.90%**

(1) Affiliated with ARMOUR.

Information as of 08/31/2019. Some totals may not foot due to rounding.

ARMOUR Portfolio Constant Prepayment Rates ("CPR") 8 Trailing Twelve Month Portfolio CPR* 20 September 2019 Agency Asset CPR** 15 10 & 15 Year Pass-Throughs 14.9 10 25 & 30 Year Pass-Throughs 23.1 Agency Multifamily 0.0 5 Portfolio Average 17.0 0 8 8 8 8 9 9 9 9 9 9 9 9 9 1 1 1 1 1 1 1 1 1 1 1 1 1 0 5 10 15 20 25 0 0 0 0 0 0 0 0 0 0 0 0 0 2 2 2 2 2 2 2 2 2 2 2 2 2 r r r r y y h il y e ly st r e e e e ar ar rc r a n u u e b b b b u u a p M u J g b m to m m n r A J u m CPR te c ve ce a b M A te p O o e J Fe p Se N D Se 18-Sep 18-Oct 18-Nov 18-Dec 19-Jan 19-Feb 19-Mar 19-Apr 19-May 19-Jun 19-Jul 19-Aug 19-Sep CPR 6.2 4.5 5.4 4.2 3.9 3.7 4.1 5.5 7.7 8.8 8.4 14.5 17.0 *On 9/6/19 the most recent prepayment data was released. **Does not include sectors with less than 0.5% market value weighting. Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340